SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




                         Date of Report: August 7, 1996



                           UNIGENE LABORATORIES, INC.
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             (Exact name of registrant as specified in its charter)




                                    Delaware
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                 (State or other jurisdiction of incorporation)




        0-16005                                           22-2328609
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(Commission File Number)                    (IRS Employer Identification Number)




                             110 Little Falls Road
                          Fairfield, New Jersey 07004
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              (Address of Principal Executive Offices) (Zip Code)




                                 (201) 882-0860
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              (Registrant's telephone number, including area code)

Item 5.           Other Events.

                  On August 7, 1996, the Company extended the expiration date of its Class B Warrants from August 11, 1996 to September 10, 1996.


Item 7.           Financial Statements and Exhibits.

                  (c)     Exhibits.

                          28  Press  Release   dated  August  7, 1996  regarding
                              extension of Class B Warrants.


                                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                  UNIGENE LABORATORIES, INC.


                                                  By S/RONALD S. LEVY
                                                  Ronald S. Levy, Vice President


Date:    August 13, 1996